UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2020

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 22, 2020, Hertz Global Holdings, Inc. (“Hertz Global”), The Hertz Corporation (“THC,” and collectively with Hertz Global, “Hertz” or the “Company”) and certain of their direct and indirect subsidiaries in the United States and Canada (but excluding, without limitation, (i) Hertz International Limited, Hertz Holdings Netherlands BV (“Hertz Netherlands”) and the direct and indirect subsidiary companies located outside of the United States and Canada (the “International Subsidiaries”) and (ii) Hertz Vehicle Financing LLC, Hertz Vehicle Financing II LP, Hertz Fleet Lease Funding LP and certain other vehicle financing subsidiaries) (collectively, the “Debtors”) filed voluntary petitions for relief (collectively, the “Petitions”) under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Debtors.

In connection with the commencement of their Chapter 11 cases, the Debtors filed a number of motions with the Bankruptcy Court. Among these was a motion to establish certain procedures to protect any potential value of the Company’s net operating loss carryforwards and other tax attributes (the “NOLs,” and such motion, the “NOL Motion”). On May 27, 2020, the Bankruptcy Court entered an interim order approving the NOL Motion (the “NOL Order”) and directing the Debtors, to, among other things, provide notice of the NOL Order by annexing an approved notice thereof (the “Notice of NOL Order”) to a filing on Form 8-K.

The NOL Order establishes certain procedures (the “Procedures”) with respect to direct and indirect trading and transfers of stock of the Company in order to protect any potential value of the Company’s NOLs for use in connection with the reorganization. As approved on an interim basis, the Procedures restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person or group of persons that is or, as a result of such a transaction, would become, a Substantial Shareholder of the common stock issued by the Company (the “Common Stock”). For purposes of the Procedures, a “Substantial Shareholder” is any person or, in certain cases, group of persons that beneficially own, directly or indirectly (and/or owns options to acquire) at least approximately 6.4 million shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock). Any prohibited transfer of Common Stock would be null and void from the beginning and may lead to contempt, compensatory damages, punitive damages, or sanctions being imposed by the Bankruptcy Court. In addition, the NOL Order establishes May 22, 2020 as the “Record Date” applicable to certain claims trading activity that may be governed by additional procedures that the Debtors requested by the NOL Motion be established by a final order. These additional procedures not yet approved by the Bankruptcy Court would (i) establish certain future circumstances under which any person, group of persons, or entity holding, or which as a result of a proposed transaction may hold, a substantial amount of certain claims against the Debtors may be required to file notice of its holdings of such claims and of proposed transactions involving such claims, which transactions may be restricted, and (ii) describe certain limited circumstances thereafter under which such person(s) may be required to sell, by a specified date, all or a portion of any such claims acquired during the Chapter 11 cases.

The Notice of NOL Order setting forth the Procedures is furnished as Exhibit 99.1 to this current report and is hereby incorporated by reference into this Item 7.01.

This same information may also be found at https://restructuring.primeclerk.com/hertz/, the third party website maintained by Prime Clerk, the Debtors’ claims and noticing agent. A direct link to the Notice of NOL Order is as follows: https://restructuring.primeclerk.com/hertz/Home-DownloadPDF?id1=NDA1NTg5&id2=0

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

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ITEM 8.01 OTHER EVENTS.

As previously disclosed, on May 22, 2020, Hertz Netherlands and certain other International Subsidiaries entered into a limited waiver agreement in respect of the Issuer Facility Agreement, dated as of September 25, 2018, between, among others, International Fleet Financing No.2 B.V. as issuer, Hertz Europe Limited as issuer administrator, Credit Agricole Corporate and Investment Bank as administrative agent and BNP Paribas Trust Corporation UK Limited as issuer security trustee, as amended, restated or otherwise modified from time to time (the “European ABS Waiver”) pursuant to which the Waiving Parties (as defined therein) agreed to waive any default or event of default that could have resulted from the Chapter 11 cases. The European ABS Waiver will expire on September 30, 2020 or, if sooner, the date on which Hertz Netherlands or certain other International Subsidiaries that are party to the European ABS Waiver fail to comply with certain agreements contained in the European ABS Waiver. The European ABS Waiver was conditioned on (i) the waiver on similar terms of the VFN Issuance Facility Agreement, dated as of December 7, 2010, (as amended and restated from time to time) by and among HA Fleet Pty Limited, as issuer, Hertz Australia Pty Limited, as administrator, Westpac Banking Corporation as administrative agent, certain committed note purchasers, certain conduit investors, certain funding agents for the investor groups and P.T. Limited, as security trustee, which has been obtained and is in effect, (ii) the waiver on similar terms of the Vehicle Funding Facilities Agreement dated February 7, 2013 (as amended and restated from time to time) between Hertz (U.K.) Limited, Hertz Vehicle Financing U.K. Limited and Lombard North Central Plc, which was obtained on May 27, 2020 and is in effect, and (iii) the waiver on similar terms of the €225,000,000 aggregate principal amount outstanding of 4.125% Senior Notes due 2021 and the €500,000,000 aggregate principal amount outstanding of 5.500% Senior Notes due 2023, which was obtained on May 27, 2020 and is in effect. The conditions to the effectiveness of the European ABS Waiver have been satisfied and Hertz Netherlands and the International Subsidiaries are not included in the Chapter 11 cases.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit Number	Title

99.1	Notice of NOL Order

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity, the expected effects on our business, financial condition and results of operations due to the spread of the COVID-19 virus, the bankruptcy process, the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 cases, the effects of the Chapter 11 cases, including increased professional costs, on the Company’s liquidity, results of operations and business, the Company’s ability to comply with the continued listing criteria of the New York Stock Exchange (the “NYSE”) and risks arising from the potential suspension of trading of the Company’s common stock on, or delisting from, the NYSE, the effects of Chapter 11 on the interests of various constituents and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and quarterly reports on Form 10-Q filed subsequent thereto. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this filing, and we undertake no obligation to update this information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

Dated: June 2, 2020	By:	/s/ JAMERE JACKSON
	Name:	Jamere Jackson
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Title

99.1	Notice of NOL Order

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

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